                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     [X] Filed by the registrant

     [ ] Filed by a party other than the registrant

     Check the appropriate box:

     [ ] Preliminary proxy statement.

     [ ] Confidential, for use of the
         Commission only (as permitted by
         Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                            Young Innovations, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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
                             YOUNG INNOVATIONS, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  TO BE HELD ON
                                  MAY 15, 2001

TO THE SHAREHOLDERS:

     The Annual Meeting of Shareholders of Young Innovations, Inc. (the "Company") will be held at the St. Louis Airport Marriott, I-70 at Lambert Airport, St. Louis, Missouri, on May 15, 2001, at 10:00 A.M., St. Louis time, for the following purposes:

     1. To elect nine Directors to serve until the Annual Meeting of Shareholders in 2002 or until their successors are duly elected and qualified;

     2. To consider and act upon ratification of the selection of Arthur Andersen LLP as independent accountants for 2001; and

     3. To approve the Company's Amended and Restated 1997 Stock Option Plan to provide for restricted stock awards and to increase the number of shares available to be granted under the plan.

     4. To consider and transact such other business as may properly come before the meeting.

     Only shareholders whose names appear of record at the Company's close of business on March 16, 2001 are entitled to receive notice of and to vote at the Annual Meeting or any adjournments thereof.

                                            By Order of the Board of Directors,

                                            George E. Richmond
                                            Chief Executive Officer

April 9, 2001

Earth City, Missouri

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU INTEND TO BE PRESENT, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE STAMPED AND ADDRESSED ENVELOPE ENCLOSED FOR YOUR CONVENIENCE. SHAREHOLDERS CAN HELP THE COMPANY AVOID UNNECESSARY EXPENSE AND DELAY BY PROMPTLY RETURNING THE ENCLOSED PROXY CARD. THE PRESENCE, IN PERSON OR BY PROPERLY EXECUTED PROXY, OF A MAJORITY OF THE COMMON STOCK OUTSTANDING ON THE RECORD DATE IS NECESSARY TO CONSTITUTE A QUORUM AT THE ANNUAL MEETING.

                             YOUNG INNOVATIONS, INC.
                           13705 SHORELINE COURT EAST
                           EARTH CITY, MISSOURI 63045

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 15, 2001


     This Proxy Statement is being furnished to the common shareholders of Young Innovations, Inc. (the "Company") on or about April 9, 2001 in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the annual meeting of shareholders (the "Annual Meeting") to be held on May 15, 2001 at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting, and at any adjournment or postponement of that meeting.

     Holders of shares of common stock, par value $0.01 per share ("Shares" or the "Common Stock"), of the Company at its close of business on March 16, 2001 (the "Record Date") will be entitled to receive notice of and vote at the Annual Meeting. On the Record Date, 6,528,793 shares of Common Stock were outstanding. Holders of Common Stock (the "Shareholders") are entitled to one vote per share of Common Stock they held of record on the Record Date on each matter that may properly come before the Annual Meeting.

     Election of each director, ratification of the selection of the independent accountants and approval of the Amended and Restated 1997 Stock Option Plan require the affirmative vote of holders of a majority of the Shares represented and entitled to vote on the proposals. Abstentions and broker non-votes are counted in the number of shares present in person or represented by proxy for purposes of determining whether a quorum is present. In connection with the ratification of the selection of independent accountants and approval of the Amended and Restated 1997 Stock Option Plan, an abstention will have the same effect as a vote against the proposals. Broker non-votes will not be voted for or against the proposals and will have no effect on the proposals.

     Shareholders of record on the Record Date are entitled to cast their votes in person or by properly executed proxy at the Annual Meeting. The presence, in person or by properly executed proxy, of a majority of the Common Stock outstanding on the Record Date is necessary to constitute a quorum at the Annual Meeting. If a quorum is not present at the time the Annual Meeting is convened, the Company may adjourn or postpone the Annual Meeting.

     All Common Stock represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting and not properly revoked will be voted at the Annual Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted FOR Proposal 1 for the election of the Board's director nominees, FOR Proposal 2 for the ratification of the recommended independent accountants and FOR Proposal 3 for the amendment to the Company's 1997 Stock Option Plan. The Board of Directors of the Company does not know of any matters, other than the matters described in the Notice of Annual Meeting attached to this Proxy Statement, that will come before the Annual Meeting.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company, at or before the Annual Meeting, a written notice of revocation bearing a date later than the date of the proxy, (ii) duly executing and dating a subsequent proxy relating to the Common Stock and delivering it to the Secretary of the Company at or before the Annual Meeting, or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to: Corporate Secretary, Young Innovations, Inc., 13705 Shoreline Court East, Earth City, Missouri 63045 (telephone number (314) 344-0010).

     The proxies are solicited by the Board of Directors of the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone or facsimile transmission, by directors, officers or employees of the Company or persons employed by the Company for the purpose of soliciting proxies. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the soliciting material to the beneficial owners of Common Stock held of record by such persons, and will be reimbursed for expenses incurred therewith. The cost of solicitation of proxies will be borne by the Company.

     The Annual Report to Shareholders for fiscal year 2000 accompanies this Proxy Statement. If you did not receive a copy of the report, you may obtain one by writing to the Secretary of the Company.

                                 ---------------

               The date of this Proxy Statement is April 9, 2001.

                        PROPOSAL 1: ELECTION OF DIRECTORS


     Pursuant to the By-laws of the Company, the Company's Directors are elected annually and hold office until their successors are duly elected and qualified.

     It is intended that the proxies (except proxies marked to the contrary) will be voted for the nominees listed below, all of whom are members of the present Board of Directors. It is expected that the nominees will serve; but if any nominee declines or is unable to serve for any unforeseen cause, the proxies will be voted to fill any vacancy so arising in accordance with the discretionary authority of the persons named in the proxies.

     The following table sets forth the names, ages, principal occupations and other information respecting the director nominees:


                                                   PRINCIPAL OCCUPATION
               DIRECTOR              AGE            DURING PAST 5 YEARS
               --------              ---            -------------------

       George E. Richmond.........   67   President of Young Dental
                                          Manufacturing Company ("Young Dental")
                                          (predecessor to the Company) from 1961
                                          until 1997. Chief Executive Officer
                                          and a Director of the Company since
                                          its organization in 1995 and Chairman
                                          of the Board since 1997. Director of
                                          UMB Bank of St. Louis, National
                                          Association.

       Alfred E. Brennan..........   48   President since July 1998, Chief
                                          Operating Officer of the Company since
                                          October 1997, and Director of the
                                          Company since August 1997. Senior
                                          Associate of Dewar Sloan, a dental
                                          consulting company, from 1995 until
                                          October 1997. President of the Dental
                                          Instrument Division of DENTSPLY
                                          International, Inc., a manufacturer of
                                          dental supplies and equipment, from
                                          1991 to 1994. Director of Unico
                                          Systems Inc., a dental consulting
                                          company.

       Arthur L. Herbst, Jr.......   37   Chief Financial Officer since February
                                          1999, Executive Vice President of
                                          Strategic Planning since October 1998
                                          and a Director of the Company since
                                          November 1997. Vice President and
                                          Portfolio Manager with Roberts, Glore
                                          & Co, a registered investment advisor,
                                          from September 1995 to November 1998.
                                          Director of Corporate Finance of
                                          DENTSPLY International, Inc. from May
                                          1993 through August 1995, a
                                          manufacturer of dental supplies and
                                          equipment. Treasurer of GENDEX Corp.,
                                          a manufacturer of dental and medical
                                          equipment, from November 1990 to June
                                          1993.

       Richard G. Richmond........   46   A Director of the Company since 1995,
                                          Vice President of the Company from
                                          February 1999 to April 2000 and
                                          Secretary of the Company from August
                                          1995 to April 2000. President of Young
                                          Dental from July 1997 to April 2000
                                          and a Director of Young Dental since
                                          June 1989. Mr. Richmond is currently a
                                          consultant to the Company. Mr.
                                          Richmond is George Richmond's son.

       Richard P. Conerly(1)......   76   Director of the Company since August
                                          1997. Retired since 1994. Chairman and
                                          Chief Executive Officer of Orion
                                          Capital Inc., a private investment
                                          company, from 1987 to 1994. Director
                                          of LaBarge, Inc., a manufacturer of
                                          electronic systems, cable assemblies
                                          and interconnect assemblies,
                                          ("LaBarge").

       Craig E. LaBarge(1)........   50   Director of the Company since August
                                          1997. Chief Executive Officer of
                                          LaBarge since 1991 and President of
                                          LaBarge since 1986. Director of
                                          LaBarge, and TALX Corporation, a
                                          provider of software and services for
                                          human resource assistance.

       Connie H. Drisko, DDS(2)...   60   Director of the Company since January
                                          1998. Professor and Chairperson of the
                                          Department of Periodontics,
                                          Endodontics and Dental Hygiene at the
                                          University of Louisville School of
                                          Dentistry since September 1993; prior
                                          to 1993 held various teaching
                                          positions in Periodontic Department,
                                          University of Missouri Kansas City for
                                          ten years.

       James R. O'Brien(2)........   56   Director of the Company since October
                                          1998. Managing Director of The
                                          Wellston Group, a consulting group,
                                          since 1995. President and Chief
                                          Operating Officer of Swingster
                                          Company, a manufacturer and
                                          distributor of corporate logoed
                                          merchandise, from 1994 through 1995.
                                          President of a number of divisions of
                                          FIGGIE International, a Fortune 500
                                          company, from 1986 through 1994.

       Brian F. Bremer(1)(2)......   64   Director of the Company since May
                                          1999. Partner in CroBern Management
                                          Partnership, a venture capital
                                          investment group, since 1995.

----------
(1)      Member of Audit Committee.
(2)      Member of Compensation Committee.

The Board of Directors does not have a nominating committee. However, the Board of Directors will consider nomination recommendations from shareholders, which should be addressed to the Company's corporate secretary at the Company's principal executive offices.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 1 TO APPROVE THE BOARD OF DIRECTORS' SLATE OF NOMINEES STANDING FOR ELECTION.


        INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES


     The Board of Directors met five times during 2000. All directors attended at least 75% of the meetings of the Board except for Mr. Bremer who attended three of the five meetings. All committee members attended all of the committee meetings upon which they served in 2000 except for Mr. LaBarge who attended one of the two Audit Committee meetings and Mr. O'Brien who was unable to attend the Compensation Committee meeting.

COMPENSATION OF DIRECTORS

     Full-time employees of the Company who serve as directors receive only reimbursement of expenses incurred in attending meetings. Effective November 1997, the Company adopted its 1997 Stock Option Plan pursuant to which each non-employee director of the Company received a grant of an option to purchase up to 5,000 shares of the Company's Common Stock and are reimbursed for all expenses incurred in attending Board of Directors and committee meetings.

COMMITTEES

     The Board of Directors has had standing Audit and Compensation Committees since November 1997.

     The Audit Committee met twice during 2000. The Committee is composed of Richard P. Conerly, Craig E. LaBarge, and Brian F. Bremer. The Committee's responsibilities include evaluation of significant matters relating to the audit and internal controls of the Company and review of the scope and results of audits by the independent auditors. All of the members of the audit committee are independent as defined in the NASDAQ listing standards.

     The Compensation Committee met one time during 2000. The Committee is composed of Brian F. Bremer, Connie H. Drisko, and James R. O'Brien. The Committee reviews the Company's remuneration policies and practices, including executive salaries, compensation and other employee benefits, and administers and determines awards under the Company's 1997 Stock Option Plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 2000, no executive officer of the Company served on the Board of Directors or compensation committee of any other company with respect to which any member of the Compensation Committee was engaged as an executive officer. No member of the Compensation Committee was an officer or employee of the Company during 2000, and no member of the Compensation Committee was formerly an officer of the Company.

                             EXECUTIVE COMPENSATION


     The following table summarizes the annual and long-term compensation earned or awarded to the Company's Chief Executive Officer and each of the Company's four other most highly compensated executive officers at December 31, 2000, during the last three fiscal years for services rendered to the Company and its subsidiaries.

                           SUMMARY COMPENSATION TABLE


                                                                               LONG-TERM
                                                ANNUAL COMPENSATION          COMPENSATION
                                 --------------------------------------         AWARDS
                                                                             -------------
                                                                               SECURITIES            ALL OTHER
                                                                               UNDERLYING          COMPENSATION
NAME AND PRINCIPAL POSITION      YEAR     SALARY ($)     BONUSES ($)(1)       OPTIONS #(5)             ($)(6)
---------------------------      ----     ---------      --------------      -------------             ------
George E. Richmond.............  2000     $ 252,000        $  75,000                 --                   --
Chief Executive Officer          1999       250,021          298,900                 --                   --
                                 1998       214,400           70,720                 --                   --
Alfred E. Brennan..............  2000     $ 243,800        $ 100,000                 --               $5,151
President and Chief Operating    1999       241,676          341,600            120,000                7,401
   Officer                       1998       217,115           30,000                 --                   --
Arthur L. Herbst, Jr. (2)......  2000     $ 200,341        $ 100,000                 --               $1,471
Executive Vice President of      1999       179,442          213,500             25,000                4,405
Strategic Planning and Chief     1998        42,404           12,000             75,000                   --
Financial Officer

Richard G. Richmond............  2000     $ 159,000               --                 --               $7,340
Secretary (3)                    1999       157,615           75,000             25,000                7,200
                                 1998       150,000           49,742                 --                   --
Eric J. Stetzel (4)............  2000     $ 159,000        $  75,000                 --               $4,111
Vice President                   1999       159,000           75,000             25,000                4,111
                                 1998       140,000           60,000             16,000                   --


----------
(1) Annual bonus amounts were earned and accrued during the fiscal years indicated and paid either in the fiscal year indicated or in the following years.
(2)  Mr. Herbst joined the Company in October 1998.
(3) Mr. Richmond resigned as a Vice President and Secretary from the Company on December 31, 2000.
(4) Mr. Stetzel joined the Company in February 1998 as President of Young Acquisitions Company and became a Vice President of the Company in February 1999.
(5)  Represents stock options awarded under the Company's 1997 Stock Option
     Plan.
(6)  Represents life and disability insurance premiums paid by the Company.

OPTION GRANTS

     There were no option grants during the last fiscal year ended December 31, 2000.

FISCAL YEAR-END OPTION VALUES

     The following table sets forth certain information with respect to the named executive officers concerning the unexercised options held and the value thereof at fiscal year-end.

                          FISCAL YEAR-END OPTION VALUES



                                         NUMBER OF SECURITIES UNDERLYING      VALUE OF UNEXERCISED IN-THE-
                                         UNEXERCISED OPTIONS AT               MONEY OPTIONS AT FISCAL
                                         FISCAL YEAR-END(#)                   YEAR-END ($)(1)
                                         -------------------------------      ----------------------------
                  NAME                    EXERCISABLE     UNEXERCISABLE        EXERCISABLE   UNEXERCISABLE
                  ----                   ------------     --------------      ------------   -------------
     Alfred E. Brennan ............         105,000          75,000             $645,000       $427,500

     Arthur L. Herbst Jr ..........          71,500          33,500              401,156        187,156

     Richard G. Richmond ..........          28,500          28,500              182,406        182,406

     Eric J. Stetzel ..............          20,500          20,500               84,406         84,406

----------
(1) Based on the closing price of the Company's stock as quoted on the Nasdaq National Market on December 29, 2000, of $19.25.

EMPLOYMENT AGREEMENTS

     In July 2000, the Company entered into an employment agreement with George
E. Richmond pursuant to which Mr. Richmond agreed to serve as the Company's Chief Executive Officer or Chairman of the Board. The employment agreement expires on December 31, 2002. Mr. Richmond's annual base salary under the agreement is $250,000. In exchange for Mr. Richmond agreeing to lifetime restrictions regarding non-disclosure of Confidential Information (as defined in the agreement), non-competition, and non-inducement, the Company will pay to Mr. Richmond $50,000 per year for the remainder of Mr. Richmond's life following the termination of Mr. Richmond's employment with the Company, for any reason other than termination by the Company with Cause (as defined in the agreement).

     In October 1999, the Company entered into an employment agreement with Alfred E. Brennan pursuant to which Mr. Brennan agreed to serve as the Company's Chief Executive Officer or Chief Operating Officer. The employment agreement expires on October 1, 2002. Mr. Brennan's minimum annual base salary is $243,800. If a Change of Control (as defined in the agreement) occurs prior to October 1, 2003, the Company will pay to Mr. Brennan, within thirty (30) days following the date of the Change of Control, a cash payment amount equal to
2.999 times Mr. Brennan's base amount (as such term is used in Section 280G(b)(3) of the Code).

     In July 1999, the Company entered into an employment agreement with Arthur
L. Herbst, Jr. pursuant to which Mr. Herbst agreed to serve as the Company's Chief Financial Officer and Executive Vice President of Strategic Planning. The employment agreement expires on July 6, 2002. Mr. Herbst's minimum annual base salary is $180,250. If a Change of Control (as defined in the agreement) occurs prior to July 6, 2003, the Company will pay to Mr. Herbst, within thirty (30) days following the date of the Change of Control, a cash payment amount equal to
2.999 times Mr. Herbst's base amount (as such term is used in Section 280G(b)(3) of the Code).

       In October 1999, the Company entered into an employment agreement with Eric Stetzel pursuant to which Mr. Stetzel agreed to serve as a Vice President of the Company. The employment agreement expires on October 25, 2002. Mr. Stetzel's minimum annual base salary is $159,000. If a Change of Control (as defined in the agreement) occurs prior to September 27, 2003, the Company will pay to Mr. Stetzel, within thirty (30) days following the date of the Change of Control, a cash payment amount equal to 2.999 times Mr. Stetzel's base amount (as such term is used in Section 280G(b)(3) of the Code).

     In January 2001, the Company entered into a consulting agreement with Richard Richmond pursuant to which Mr. Richmond agreed to provide certain consulting services to the Company. The consulting agreement expires on December 31, 2001. Mr. Richmond's annual consulting fee is $86,502. In exchange for Mr. Richmond's agreeing to restrictions regarding nondisclosure and noncompetition the Company will pay Mr. Richmond an aggregate of $168,174, to be paid in 12 equal monthly installments. In addition, Mr. Richmond and the Company terminated Mr. Richmond's employment agreement that was entered into in September 1999 and released each other from any further liability or obligations under the employment agreement.

                        REPORT ON EXECUTIVE COMPENSATION


     The Compensation Committee of the Board of Directors is responsible for the Company's remuneration policies and practices, including salaries, compensation and other employee benefits, and administers and determines awards under the Company's 1997 Stock Option Plan. It annually determines the compensation to be paid to the executive officers of the Company. The Committee is composed of outside directors.

OVERVIEW AND PHILOSOPHY

     Executive compensation for 2000 was fixed by the Compensation Committee of the Company's Board of Directors. In developing the Company's executive compensation policies, the Committee has two principal objectives: 1) attracting, rewarding and retaining officers who possess outstanding talent, and
2) motivating the officers to achieve short-term and long-term corporate objectives that enhance shareholder value. Following annual reviews, the Committee authorizes appropriate changes as determined by the three primary components of executive compensation, which are: a) base salary, b) performance-based annual incentive bonus and c) long-term stock-based awards.

     In evaluating and setting the three components of compensation for executive officers, including the Chief Executive Officer of the Company, the Committee considers: individual responsibilities, including changes which may have occurred since the prior review; individual performance in fulfilling responsibilities and achieving the Company's financial goals for the year; relative contributions of the individual to the results of operations; the impact of operating conditions; the effect of economic changes on salary structure; comparisons with compensation paid to individuals with similar skills and experience; and, comparisons with compensation paid by similarly situated companies. Such considerations are subjective, and specific measures are not used in the review process.

     The program is composed of base salary, performance-based annual incentive bonus and long-term stock-based awards. As of December 31, 2000, 512,600 stock options on shares of the Company's Common Stock were outstanding and no stock options were granted during the fiscal year then ended.

BASE SALARY

     The minimum base salary for each officer is provided for as set forth in each of their respective Employment Agreements. See description of Employment Agreements. Adjustments to minimum base salary may be made by the Compensation Committee. Factors that the Compensation Committee may rely on in adjusting the minimum base salary of an executive include: whether the base salary is competitive with companies in the industries and geographic areas in which the Company competes; and the individual's performance over a period of time as well as any other information which may be available as to the value of the particular individual's performance and prospective future services to the Company. This information includes comments and performance evaluations by the Company's Chief Executive Officer. The Committee considers all such data; however, it does not prescribe the relative weight to be given to any particular component.

PERFORMANCE-BASED ANNUAL INCENTIVE BONUS

     Performance-based annual incentive bonus is ordinarily determined to be paid based on the individual responsibilities, including changes which may have occurred since the prior review; individual performance in fulfilling responsibilities and achieving the Company's financial goals for the year; relative contributions of the individual to the results of operations; the impact of operating conditions; the effect of economic changes on salary structure; and comparisons with compensation paid to individuals with similar skills and experience.

LONG-TERM STOCK-BASED AWARDS

     In general, the Committee believes that equity based compensation should form a significant part of an executive's total compensation package. Stock options are granted to executives because they directly relate the executive's earnings to the stock price appreciation realized by the Company's shareholders over the option period. Stock options also provide executives the opportunity to acquire an ownership interest in the Company. The number of shares covered by each executive's option was determined by factors similar to those considered in establishing base salary and as outlined under the Company's 1997 Stock Option Plan.

COMPENSATION FOR THE CHIEF EXECUTIVE OFFICER

     The Committee applies the same standards in establishing the compensation of the Company's Chief Executive Officer as are used for other executives. The Chief Executive Officer does not participate in setting the amount and nature of his compensation.

     The Committee does not expect that Section 162(m) of the Internal Revenue Code will limit the deductibility of compensation expected to be paid by the Company in the foreseeable future.

                            Brian F. Bremer, Chairman
                                Connie H. Drisko
                                James R. O'Brien

                             AUDIT COMMITTEE REPORT


     The responsibilities of the Audit Committee, which are set forth in the Audit Committee Charter adopted by the Board of Directors (a copy of which is attached to this Proxy Statement as Annex A), include providing oversight to the Company's financial reporting process through periodic meetings with the Company's independent auditors, internal auditors and management to review accounting, auditing, internal controls and financial reporting matters. The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on the Company's senior management, including senior financial management, and its independent auditors.

     We have reviewed and discussed with senior management the Company's audited financial statements included in the 2000 Annual Report to Stockholders. Management has confirmed to us that such financial statements (i) have been prepared with integrity and objectivity and are the responsibility of management and, (ii) have been prepared in conformity with generally accepted accounting principles.

     We have discussed with Arthur Andersen LLP our independent auditors, the matters required to be discussed by SAS 61 (Communications with Audit Committee). SAS 61 requires our independent auditors to provide us with additional information regarding the scope and results of their audit of the Company's financial statements, including with respect to (i) their responsibility under generally accepted auditing standards, (ii) significant accounting policies, (iii) management judgments and estimates, (iv) any significant audit adjustments, (v) any disagreements with management, and (vi) any difficulties encountered in performing the audit.

     We have received from Arthur Andersen LLP a letter providing the disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) with respect to any relationships between Arthur Andersen LLP and the Company that in their professional judgment may reasonably be thought to bear on independence. Arthur Andersen LLP has discussed its independence with us, and has confirmed in such letter that, in its professional judgment, it is independent of the Company within the meaning of the federal securities laws.

     Based on the review and discussions described above with respect to the Company's audited financial statements included in the Company's 2000 Annual Report to Stockholders, we have recommended to the Board of Directors that such financial statements be included in the Company's Annual Report on Form 10-K.

     As specified in the Audit Committee Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. That is the responsibility of management and the Company's independent auditors. In giving our recommendation to the Board of Directors, we have relied on (i) management's representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principals, and (ii) the report of the Company's independent auditors with respect to such financial statements.

                          Richard P. Conerly, Chairman
                                Craig E. LaBarge
                                 Brain F. Bremer

                                PERFORMANCE GRAPH


     The following graph and table compare the cumulative total shareholder return on the Company's Common Stock from November 4, 1997, the date of the initial public offering of the Common Stock, through December 31, 2000, with the Russell 2000 Index and an industry peer group. The comparisons reflected in the table and graph are not intended to forecast the future performance of the Common Stock and may not be indicative of such future performance. The table and graph assume an investment of $100 in the Common Stock, the index and the industry peer group on November 4, 1997 and the reinvestment of all dividends; the beginning price for the Company's Common Stock is $12, the price at which shares of its Common Stock were sold in its initial public offering.

                 COMPARISON OF 38 MONTH CUMULATIVE TOTAL RETURN*
              AMONG YOUNG INNOVATIONS, INC., THE RUSSELL 2000 INDEX
                                AND A PEER GROUP


                               [PERFORMANCE GRAPH]



     * $100 invested on 11/4/97 in stock or on 10/31/97 in index - including reinvestment of dividends. Fiscal year ending December 31.


                                                         Cumulative Total Return
                                        -------------------------------------------------
                                                 11/4/97    12/97   12/98   12/99   12/00
             YOUNG INNOVATIONS, INC.                100      150      109    122     160
             PEER GROUP(1)                          100      109      115     99     109
             RUSSELL 2000                           100      101       99    119     104


----------
(1) Peer Group Composite is a weighted average index based on market capitalization. The Composite includes Dentsply International, Inc., Sybron International Corporation, American Dental Technologies, Inc. and Zila, Inc., all of whom are in the same industry as the Company.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS


     George Richmond is a 40% minority shareholder and former officer and director of Earth City Technologies ("Technologies"), a company located in Fenton, Missouri. Technologies repairs damaged scalers for the Company returned by its customers and sells scaler parts. Technologies purchases certain products and components from the Company from time to time. Total amounts billed to Technologies in 2000 were $77,000. Mr. Richmond is currently not an officer, director or employee of Technologies and plays no role in its management. The Company believes that arrangements with Technologies are on terms to the Company as favorable as could be obtained from unaffiliated third parties.

     In August 2000, Alfred Brennan borrowed $500,000 from the Company pursuant to a Promissory Note, all of which is outstanding as of the date hereof. Interest on the note accrues annually at a rate of 6.27% per annum on the amount of the principal outstanding. The note is to be paid off by Mr. Brennan upon the earlier to occur of the following: the termination of Mr. Brennan's employment with the Company or on August 7, 2003.

     The Company has adopted a policy that all transactions between the Company and any affiliated party will be approved by a majority of all members of the Company's Board of Directors and by a majority of the independent and disinterested Directors and will continue to be on terms no less favorable to the Company than terms the Company believes would be available from unaffiliated third parties.

     SECURITIES BENEFICIALLY OWNED BY MANAGEMENT AND PRINCIPAL SHAREHOLDERS

     The following table sets forth information as of March 16, 2001, concerning the ownership of Common Stock by (i) each Director, each of the executive officers named in the Summary Compensation Table included in this Proxy Statement, all Directors and executive officers as a group, and (ii) all persons known by the Company to be the beneficial owners of five percent or more of the Common Stock. On March 16, 2001, there were 6,528,793 shares of Common Stock issued and outstanding. The address of each Director and executive officer listed below is Young Innovations, Inc., 13705 Shoreline Court East, Earth City, Missouri 63045.



                                                        NUMBER OF SHARES       PERCENT
                NAME AND ADDRESS                        BENEFICIALLY OWNED(1)  OF CLASS
                ----------------                        ---------------------  --------
        (i)     George E. Richmond(2)..............           3,269,765          50.1%

                Richard G. Richmond................             249,211           3.8

                Alfred E. Brennan(3)...............             120,000           1.8

                Richard P. Conerly(4)..............              10,000             *

                Craig E. LaBarge(5)................               5,000             *

                Arthur L. Herbst, Jr.(6)...........              75,800           1.1

                Connie H. Drisko (5)...............               5,000             *

                James R. O'Brien(7)................              10,000             *

                Brian F. Bremer(5).................               5,000             *

                Eric J. Stetzel (8)................              75,000           1.1

                All directors and executive........           3,824,776          56.5
                officers as a group (9 persons)
        (ii)    Charles M. Royce (9)...............             404,200           6.2
                    Royce & Associates, Inc.
                    Royce Management Company
                    1414 Avenue of the Americas
                    New York, NY 10019
                Wasatch Advisors Inc. (9)..........             404,775           6.2
                    150 Social Hall Avenue
                    Salt Lake City, UT 84111

----------
* Less than 1.0%.

(1) Beneficial ownership of shares, as determined in accordance with applicable Securities and Exchange Commission rules, includes shares as to which a person has or shares sole voting power and/or investment power. Except as otherwise indicated, all shares are held of record with sole voting and investment power. Pursuant to the rules of the Securities and Exchange Commission, certain shares of the Company's Common Stock which a person has the right to acquire within 60 days pursuant to the exercise of stock options and warrants are deemed to be outstanding for the purpose of computing beneficial ownership and the percentage ownership of that person, but are not deemed outstanding for purposes of computing the percentage ownership of any other person. All directors and executive officers as a group hold options to purchase an aggregate of 241,000 shares of Common Stock.
(2) Includes 2,367,985 shares held in a revocable trust as to which Mr. Richmond has sole voting and dispositive power and 901,780 shares held in a trust as to which Mr. Richmond is a co-trustee and has sole voting power and shared dispositive power. Excludes 735 shares owned by Mr. Richmond's spouse.
(3) Includes 120,000 shares of Common Stock issuable to Mr. Brennan upon exercise of stock options exercisable within sixty days. Excludes 60,000 shares of Common Stock subject to stock options which will become exercisable over the next two years.
(4) Includes 5,000 shares owned directly by Mr. Conerly and 5,000 shares of Common Stock issuable to Mr. Conerly upon exercise of stock options.
(5) Includes 5,000 shares of Common Stock issuable to Messrs. LaBarge and Bremer and Ms. Drisko upon exercise of stock options.
(6) Includes 3,300 shares owned directly by Mr. Herbst, 5,000 shares of Common Stock issuable upon exercise of stock options originally issued to Mr. Herbst as a non-employee Director, 66,500 shares of Common Stock issuable to Mr. Herbst as an employee upon exercise of stock options exercisable within sixty days and 1,000 shares owned by Mr. Herbst's daughters over which Mr. Herbst has voting and dispositive powers. Excludes 1,250 shares owned by Mr. Herbst's spouse and 33,500 shares of Common Stock subject to stock options which will become exercisable over the next two years.
(7) Includes 5,000 shares owned directly by Mr. O'Brien and 5,000 shares of Common Stock issuable to Mr. O'Brien upon exercise of stock options.
(8) Includes 46,000 shares owned directly by Mr. Stetzel, 4,500 shares owned by Mr. Stetzel's family members over which Mr. Stetzel has voting and dispositive powers and 24,500 shares of Common Stock issuable to Mr. Stetzel upon exercise of stock options exercisable within sixty days. Excludes 16,500 shares of Common Stock subject to stock options issued to Mr. Stetzel which will become exercisable over the next two years.
(9) Based solely upon information contained in Schedule 13G filed with the Securities and Exchange Commission.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent (10%) of the Company's Common Stock, to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission. Based on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, to the knowledge of the Company, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with during 2000.

                 PROPOSAL 2: APPOINTMENT OF INDEPENDENT AUDITORS

     Arthur Andersen LLP has been appointed to serve as the independent auditors for the Company and its subsidiary corporations for the fiscal year ending December 31, 2001. The appointment is being submitted to the shareholders for ratification.

     Arthur Andersen LLP has served as the independent auditors for the Company and its predecessor since 1994.

     Representatives of Arthur Andersen LLP will be present at the Annual Meeting to respond to shareholders' questions and to have the opportunity to make any statements they consider appropriate.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 2 FOR THE RATIFICATION OF ITS SELECTION OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS TO AUDIT THE ACCOUNTS OF THE COMPANY AND ITS SUBSIDIARIES FOR 2001.

AUDIT FEES

     The aggregate fees billed by The Company's independent auditors for professional services rendered in connection with (i) the audit of the Company's annual financial statements set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, and (ii) the review of the Company's quarterly financial statements set forth in the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2000, June 30, 2000 and September 30, 2000, were approximately $107,500.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no financial information systems design and implementation fees billed in 2000.

ALL OTHER FEES

     The aggregate fees for all other services rendered by its independent auditors for the Company's most recent fiscal year were approximately $142,500. These fees include work performed by the independent auditors with respect to preparation and review of federal, state, and local tax returns, other tax services, due diligence assistance and a benefit plan audit.

     The Audit Committee has advised the Company that it has determined that the non-audit services rendered by the Company's independent auditors during the Company's most recent fiscal year are compatible with maintaining the independence of such auditors.

PROPOSAL 3: APPROVAL OF THE COMPANY'S AMENDED AND RESTATED 1997 STOCK OPTION
PLAN

      On March 23, 2001, the Board of Directors of the Company adopted an Amended and Restated 1997 Stock Option Plan (the "Amended Plan") and directed that the Amended Plan be submitted to the shareholders of the Company for their approval. The Amended Plan provides (i) for a 500,000 share increase in the number of shares available under the Amended Plan and (ii) that, in addition to stock options, restricted common stock of the Company may be awarded or sold to participants under the Amended Plan. The Amended Plan will become effective upon approval by holders of at least a majority of the shares of Common Stock represented and entitled to vote at the Annual Meeting. The Amended Plan is attached as Annex B to this Proxy Statement and the following summary of provisions of the Amended Plan is qualified by reference to such Amended Plan.

GENERAL

     The purpose of the Amended Plan is to promote the best interests of the Company and its shareholders by (i) attracting and retaining exceptional employees; (ii) motivating employees by aligning their interests with those of the Company's shareholders and allowing the employees to acquire a proprietary interest in the Company through the grant and exercise of options or the award of restricted stock; and (iii) providing employees with a greater personal interest in the success of the Company.

     According to an article entitled "Market Place: Companies Start to Warm Up to Restricted Stock" that appeared in the March 27, 2001 issue of the New York Times, there is an increased use of restricted stock among public corporations in order to tie the fortunes of senior management to those of shareholders.

     The maximum number of shares that may be issued under the Amended Plan is now 641,200 shares of Common Stock. No participant under the Amended Plan shall receive in any fiscal year of the Company (i) options to purchase more than 500,000 shares of Common Stock or (ii) restricted stock relating to more than 500,000 shares of Common Stock. As of March 30, 2001, 141,200 shares of Common Stock had been issued or had been reserved for issuance under the 1997 Stock Option Plan, as amended. The closing price of the Company's Common Stock on April 3, 2001 on the Nasdaq National Market was $18.875 per share.

     The Compensation Committee of the Board of Directors serves as the administrator of the Amended Plan and has the exclusive authority to determine
(i) the type of options awarded (incentive stock options ("ISO") or non-qualified stock options ("NQSO"), (ii) the terms and conditions of the restricted stock to be awarded under the Amended Plan (stock options and restricted stock are collectively "Awards") and (iii) the consequences of termination of employment and change of control, as defined under the Amended Plan. With the exception of Awards granted to members of the Compensation Committee or non-employee directors, the Compensation Committee also has the exclusive authority to (i) determine the selection of participants in the Amended Plan; (ii) make decisions concerning timing, pricing, vesting, other restrictions, and amount of any grant of Awards under the Amended Plan; (iii) interpret the Amended Plan and prescribe, amend and rescind rules and regulations relating to the Amended Plan; and (iv) make all other determinations which it deems necessary or advisable for Amended Plan administration.

PARTICIPANTS

     Participants in the Amended Plan are those employees of the Company or its subsidiaries as may be selected from time to time by the Compensation Committee and those members of the Compensation Committee or non-employee directors of the Company as the Company's Board of Directors may select from time to time.

OPTIONS

     Options entitle a participant to purchase shares of Common Stock at a price per share not less than the fair market value of the Common Stock on the date the option is granted. However, if an ISO is granted and the participant receiving the ISO owns more than 10% of the total combined voting power of all classes of stock of the Company, the purchase price shall not be less than one hundred and ten percent of the market value of the Common Stock on the date the ISO is granted.

     Options are exercisable on the terms determined by the Compensation Committee at the time of the grant. The option price is payable in full upon exercise of an option and may be paid in cash, certified check, bank draft or money order, or, if permitted by the Compensation Committee, by tendering or certifying ownership of shares of Common Stock of the Company already owned by the participant. Options granted under the Amended Plan are nontransferable and nonassignable by a participant other than by will or by the laws of descent and distribution, and, unless determined otherwise by the Compensation Committee, are exercisable during the participants lifetime only by the participant.

RESTRICTED STOCK

     Restricted stock may be awarded or sold to participants under such terms and conditions as shall be established by the Compensation Committee, including, without limitation, any of the following: (i) a prohibition against sale, assignment, transfer, pledge, hypothecation or other encumbrance of the shares of restricted stock for a specified period; (ii) a requirement that the holder of restricted stock forfeit (or in the case of shares sold to the participant resell to the Company at cost) such shares in the event of termination of employment during the period of restriction; or (iii) a prohibition against employment of the holder by any competitor of the Company or against such holder's dissemination of any confidential information belonging to the Company following termination of employment. All restrictions on the restricted stock shall expire at such time as the Compensation Committee shall specify.

     Awards of restricted stock may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), including, but not limited to, earnings per share, operating earnings, return on assets or equity, economic value added, market share, cash flow, operating costs, and stock price, as determined by the Compensation Committee from time to time. However, the Compensation Committee may not in any event increase the amount of compensation payable to a "covered employee" within the meaning of
Section 162(m) of the Code upon the attainment of a performance goal. Approval of the Amended Plan by the shareholders will enable performance based restricted stock to be protected by the $1,000,000 limit on deductibility under the Code.

AMENDMENT; TERMINATION

     The Board of Directors may amend or modify the Amended Plan at any time, except that no amendment or modification may in any manner affect any then outstanding Award granted under the Amended Plan without the consent of the participant holding such Award.

     The Board of Directors may terminate or suspend the Amended Plan at any time, except that no termination may in any manner affect any then outstanding Award granted under the Amended Plan without the consent of the participant holding such Award. The Amended Plan currently will terminate automatically on March 26, 2011. No Awards may be awarded under the Amended Plan after its termination. Termination of the Amended Plan will not alter or impair any rights or obligations under Awards previously granted under the Amended Plan.

FEDERAL TAX CONSEQUENCES

     Incentive Stock Options. A participant does not recognize any taxable income on the grant of an ISO. A participant who exercises an ISO while employed by the company or within the 3 month (1 year for disability) period after termination of employment, will not recognize any ordinary income at that time. If the shares acquired upon the exercise are not disposed of until more than 1 year after the date of the exercise, and more than 2 years after the date the ISOs were granted, the excess of the sale proceeds over the aggregate option price of such shares will be treated as long-term capital gain to the participant. If the shares acquired on exercise of the ISOs are disposed of prior to such dates (a "disqualifying disposition"), the excess of the fair market value of the shares at the time of exercise over the aggregate option price (but not more than the gain on the disposition if the disposition is a transaction on which a loss, if realized, would be recognized) will be ordinary income to the participant at the time of such disqualifying disposition. The Company will be entitled to a federal tax deduction in a like amount. If an ISO is exercised more than 3 months (1 year for disability) after termination of employment, the participant will recognize ordinary income equal to the difference between the option price and the fair market value of the stock received on the date of exercise. The Company would be allowed a deduction for a like amount in such case.

     For purpose of the alternative minimum tax on individuals, on exercise of an ISO, the difference between the fair market value of the stock on the date of exercise and the amount paid for the stock will a treated as taxable.

     Nonqualified Stock Options. A participant will not realize any income at the time an NQSO is granted, nor will the Company be entitled to a deduction at that time. Upon exercise of an NQSO, the participant will recognize ordinary income (whether the NQSO price is paid in cash or by the surrender of previously owned common stock) in an amount equal to the difference between the option price and the fair market value of the shares o which the NQSO pertains. The Company will be entitled to a tax deduction in an amount equal to the amount of ordinary income realized by the participant.

     Restricted Stock. A participant does not recognize any taxable income upon the grant of restricted stock. However, a participant will realize ordinary income at the time restricted stock vests.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 3 TO APPROVE THE COMPANY'S AMENDED AND RESTATED 1997 STOCK OPTION PLAN.

                              SHAREHOLDER PROPOSALS

     Shareholder proposals intended to be presented at the 2002 Annual Meeting of Shareholders of the Company must be received by the Company at its address stated above by December 10, 2001 to be considered for inclusion in the Company's Proxy Statement and Proxy relating to such meeting. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with regulations governing the solicitation of proxies.

     In order for a shareholder to bring other business before a shareholders meeting, notice must be received by the Company at its address stated above by February 22, 2002. Such notice must include various matters regarding the shareholder giving the notice and a description of the proposed business. These requirements are separate from the requirements a shareholder must meet to have a proposal included in the Company's proxy statement.

                                  OTHER MATTERS

     The Board of Directors does not intend to present to the Annual Meeting any business other than the items stated in the "Notice of Annual Meeting of Shareholders" and does not know of any other matters to be brought before or voted upon at the meeting other than those referred to above. If any other matters properly come before the meeting, it is the intention of the proxies named in the enclosed Proxy to vote the shares represented thereby with respect to such matters in accordance with their best judgment.

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE PROXY AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE.

                                          By Order of the Board of Directors

                                          Arthur L. Herbst, Jr.
                                          Chief Financial Officer

Date:  April 9, 2001

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS SOLICITED, AND TO EACH PERSON REPRESENTING THAT AS OF THE RECORD DATE FOR THE MEETING HE OR SHE WAS A BENEFICIAL OWNER OF SHARES ENTITLED TO BE VOTED AT THE MEETING, ON WRITTEN REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO YOUNG INNOVATIONS, INC., ATTENTION: MR. ARTHUR L. HERBST, JR., CHIEF FINANCIAL OFFICER, 13705 SHORELINE COURT EAST, EARTH CITY, MISSOURI 63045.

                                                                         ANNEX A


                             YOUNG INNOVATIONS, INC.
                             AUDIT COMMITTEE CHARTER


Purpose:

The Committee is appointed by the Board of Directors for the primary purposes of:

     - Assisting the Board of Directors in fulfilling its oversight responsibilities as they relate to the Company's accounting policies and internal controls, financial reporting practices and legal and regulatory compliance, and

     - Maintaining, through regularly scheduled meetings, a line of communication between the Board of Directors and the Company's financial management, internal auditors and external auditors.

Composition and Qualifications:

The Committee shall be appointed by the Board of Directors and shall be comprised of three or more Directors (as determined from time to time by the Board), each of whom shall meet the independence requirements of the Nasdaq Stock Market, Inc. Each member of the Committee shall have the ability to understand fundamental financial statements. In addition, at least one member of the Committee shall have past employment experience in finance or accounting, professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Meetings:

The Chairman of the Committee or a majority of the members of the Committee may call meetings of the Committee, to be held on such dates, time and places as designated by the person or persons calling the meetings.

The Company's Corporate Secretary shall provide reasonable advance written notice of the Committee's meetings.

The Committee shall meet separately with the Company's external auditors at least annually.

The Corporate Secretary shall prepare Minutes of the meetings of the Committee.

Duties:

The Committee will:

1. Provide an open avenue of communication between the external auditors and the Board;

2. Review the annual audited financial statements with management and the external auditors. In connection with such review, the Committee will:

     - Discuss with the external auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

     - Review changes in accounting or auditing policies, including resolution of any significant reporting or operational issues affecting the financial statements.

     - Inquire as to the existence and substance of any significant accounting accruals, reserves or estimates made by management that had or may have a material impact on the financial statements.

     - Review with the external auditors any problems encountered in the course of their audit, including any change in the scope of the planned audit work and any restrictions placed on the scope of such work, any management letter provided by the external auditors, and management's response to such letter.

     - Review with the external auditors and the senior internal auditing executive the adequacy of the Company's internal controls, and any significant findings and recommendations.

3. Review with management and the external auditors the Company's quarterly financial statements prior to filing the quarterly financial statements with the Securities and Exchange Commission; provided, however, that the Committee Chairman in lieu of the Committee can perform the duties set forth in this item 3.

4. Oversee the external audit coverage. The Company's external auditors are ultimately accountable to the Board of Directors and the Committee, which have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the external auditors. In connection with its oversight of the external audit coverage, the Committee will:

     -   Recommend to the Board the appointment of the external auditors.

     - Obtain confirmation and assurance as to the external auditors independence, including ensuring that they submit on a periodic basis (not less than annually) to the Committee a formal written statement delineating all relationships between the external auditors and the Company. The Committee is responsible for actively engaging in a dialogue with the external auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the external auditors and for recommending that the Board of Directors take appropriate action in response to the external auditors' report to satisfy itself of their independence.

     - Meet with the external auditors prior to the annual audit to discuss planning and staffing of the audit.

     - Review and evaluate the performance of the external auditors, as the basis for a recommendation to the Board of Directors with respect to reappointment or replacement.

     -   Review the level of external audit costs.

5. Review with the external auditors and the senior internal auditing executive the adequacy of the Company's internal controls, and any significant findings and recommendations with respect to such controls.

6. Review periodically with management (i) legal and regulatory matters which may have a material affect on the financial statements, and (ii) the Company's conflict of interest and ethics program.

7. Report regularly to the Board of Directors with respect to Committee activities.

8. Prepare the report of the Committee required by the rules of the Securities and Exchange Commission to be included in the proxy statement for each annual meeting.

9. Review and reassess annually the adequacy of this Committee Charter and recommend any proposed changes to the Board of Directors.

10. Perform the other duties and responsibilities delegated to the Committee from time to time by the Board and assist the Board on Special Investigations and projects pursuant to the direction and control of the Board.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the external auditors. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the external auditors or to assure compliance with laws and regulations and the Company's corporate policies.

                                                                         ANNEX B

                             YOUNG INNOVATIONS, INC.

                   AMENDED AND RESTATED 1997 STOCK OPTION PLAN


         1.    Purpose.

         The Plan has been established to promote the best interests of the Company and its shareholders by: 1) attracting and retaining exceptional Employees; 2) motivating Employees by aligning their interests with those of the Company's shareholders and allowing the Employees to acquire a proprietary interest in the Company through the grant and exercise of options or the award of restricted stock; and 3) providing Employees with a greater personal interest in the success of the Company.

         2.    Administration.

               (a) Except as set forth in paragraph 2(c), the Plan shall be administered by the Compensation Committee. The selection of participants in the Plan and decisions concerning the timing, pricing, vesting, other restrictions, and amount of an Award under the Plan shall be made by the Compensation Committee. Except as set forth in paragraph 2(c), the Compensation Committee shall interpret the Plan, prescribe, amend, and rescind rules and regulations relating to the Plan, and make all other determinations which it deems necessary or advisable for its administration. The decision of the Compensation Committee on any question concerning the interpretation of the Plan or any Award under the Plan shall be final, conclusive and binding upon all participants.

               (b) The Compensation Committee may delegate to one or more Representatives the authority, subject to such terms and limitations as the Compensation Committee shall determine, to grant Awards to, or to cancel, modify, waive rights with respect to, alter, discontinue or terminate Awards held by participants who are not officers or directors of the Company for purposes of Section 16 of the Exchange Act.

               (c) With respect to any Awards granted to members of the Compensation Committee or to Non-Employee Directors, all authority of the Compensation Committee, including without limitation the grant of Awards and the administration and interpretation of the Plan, shall be exercised by the Board.

         3.    Participants.

         Participants in the Plan shall be such Employees as the Compensation Committee may select from time to time and such Non-Employee Directors as the Board may select from time to time. The Compensation Committee may grant Awards to an individual upon the condition that the individual become an Employee, provided that the Awards shall be deemed to be granted only on the date the individual becomes an Employee.

         4.    Stock.

         The stock available for Awards under the Plan shall be the Common Stock, and may be either authorized and unissued shares or treasury shares held by the Company. The total number of shares of Common Stock subject to Awards which may be granted under the Plan shall not exceed 641,200 shares, subject to adjustment in accordance with Section 12. No participant shall receive in any fiscal year of the Company (i) options to purchase more than 500,000 shares of Common Stock, subject to adjustment in accordance with Section 12 or (ii) awards of restricted stock relating to more than 500,000 shares, subject to adjustment in accordance with Section 12. Shares subject to any unexercised portion of a terminated, cancelled, expired or forfeited Award granted under the Plan may again be subjected to grants of Awards under the Plan.

         5.    Types of Benefits.

         Benefits under the Plan shall consist of stock options and restricted stock.

         6.    Grant of Options.

               (a) General. Subject to the limitations set forth in the Plan, the Compensation Committee from time to time may grant options to such participants and for such number of shares of Common Stock and upon such other terms (including, without limitation, the exercise price, the times at which the option may be exercised, any applicable vesting requirements, and any restrictions on or repurchase rights with respect to the Common Stock issuable upon exercise) as it shall designate. Each option shall be evidenced by a stock option agreement or other contract in such form and containing such provisions as the Compensation Committee shall deem appropriate, provided that such terms shall not be inconsistent with the Plan. The Compensation Committee may designate any option granted as either an Incentive Stock Option or a Nonqualified Stock Option, or the Compensation Committee may designate a portion of an option as an Incentive Stock Option or a Nonqualified Stock Option. Any participant may hold more than one option under the Plan and any other stock option plan of the Company. The date on which an option is granted shall be the date of the authorization of the option grant by the Compensation Committee or any Representative, provided that such option is evidenced by a written agreement duly executed on behalf of the Company and on behalf of the optionee within a reasonable time after the date of such Compensation committee or Representative authorization.

               (b) Incentive Stock Options. Any option intended to constitute an Incentive Stock Option shall comply with the following requirements in addition to the other requirements of the Plan.

                      (i) The exercise price per share for each Incentive Stock Option granted under the Plan shall not be less than the Fair Market Value per share of

               Common Stock on the date the option is granted; provided that no Incentive Stock Option shall be granted to any participant who owns (within the meaning of Section 424(d) of the Code) stock of the Company, or any Parent or Subsidiary, possessing more than 10% of the total combined voting power of all classes of stock of such Company, Parent or Subsidiary unless, at the date of grant of an option to such participant, the exercise price for the option is at least 110% of the Fair Market Value of the shares subject to option and the option, by its terms, is not exercisable more than five years after the date of grant;

                      (ii) The aggregate Fair Market Value of the underlying Common Stock at the time of grant as to which Incentive Stock Options under the Plan (or a plan of a Subsidiary) may first be exercised by a participant in any calendar year shall not exceed $100,000 (to the extent that an option intended to constitute an Incentive Stock Option shall exceed the $100,000 limitation, the portion of the option that exceeds such limitation shall be deemed to constitute a Nonqualified Stock Option); and

                      (iii) An Incentive Stock Option shall not be exercisable
               after the tenth anniversary of the date of grant or such lesser period as the Compensation Committee may specify from time to time.

               (c) Nonqualified Stock Options. A Nonqualified Stock Option shall be exercisable for a term not to exceed 10 years, or such lesser period as the Compensation Committee shall determine, and shall be on such other terms and conditions as the Compensation Committee shall determine.

         7.    Payment for Shares.

         The purchase price for shares of Common Stock to be acquired upon exercise of an option granted hereunder shall be paid in full, at the time of exercise, in any of the following ways:

               (a)    In cash; or

               (b)    By certified check, bank draft or money order; or

               (c) If the Compensation Committee so approves at the time of exercise, by tendering, or certifying ownership of, shares of Common Stock then owned by the participant for at least six (6) months to the Company, duly endorsed for transfer or with duly executed stock power attached, which shares shall be valued at their Fair Market Value as of the date of such exercise and payment; or

               (d) If the Compensation Committee so approves at the time of exercise, by delivery to the Company of a properly executed exercise notice, acceptable to the Company, together with irrevocable instructions to the participant's broker to deliver to the Company a sufficient amount of cash to pay the exercise price and any applicable income and employment withholding taxes, in accordance with a written agreement between the Company and the brokerage firm ("Cashless Exercise") if, at the time of exercise, the Company has entered into such an agreement.

         8.    Restricted Stock.

         Subject to the terms of the Plan, restricted stock may be awarded or sold to participants under such terms and conditions as shall be established by the Compensation Committee. Restricted stock shall be subject to such restrictions as the Compensation Committee determines, including, without limitation, any of the following:

               (a) a prohibition against sale, assignment, transfer, pledge, hypothecation or other encumbrance of the shares of restricted stock for a specified period;

               (b) a requirement that the holder of restricted stock forfeit (or in the case of shares sold to the participant resell to the Company at cost) such shares in the event of termination of employment during the period of restriction; or

               (c) a prohibition against employment of the holder by any competitor of the Company or against such holder's dissemination of any confidential information belonging to the Company following termination of employment.

All restrictions shall expire at such times as the Committee shall specify.

         Awards of restricted stock may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Code, including, but not limited to, earnings per share, operating earnings, return on assets or equity, economic value added, market share, cash flow, operating costs, and stock price, as determined by the Compensation Committee from time to time. However, the Compensation Committee may not in any event increase the amount of compensation payable to a "covered employee" within the meaning of Section 162(m) of the Code upon the attainment of a performance goal.

         9. Withholding Taxes. The Company shall have the right to withhold from a participant's compensation or require a participant to remit sufficient funds to satisfy applicable withholding for income and employment taxes upon the exercise of an option or vesting of restricted stock. If the Compensation Committee so approves at the time of such exercise, 1) a participant may make an election, notice of which shall be in writing and promptly delivered to the Compensation Committee, to tender previously-acquired shares of Common Stock or have shares of Common Stock withheld from the exercise of an option or the vesting of restricted stock, provided that the shares have an aggregate Fair Market Value on the date of such exercise sufficient to satisfy in whole or in part the minimum applicable withholding taxes, or 2) the Cashless Exercise procedure described in Section 7 may be utilized to satisfy the withholding requirement.

         10.   Non-Assignability.

         Unless determined otherwise by the Compensation Committee, no Award (or any rights or obligations related thereto) shall be transferable by a participant except by a will or by the laws of descent and distribution. Unless determined otherwise by the Compensation Committee, during the lifetime of a participant, an option shall be exercised only by the participant.

         11.   Termination of Employment.

         Unless otherwise determined by the Compensation Committee at the time of grant or as otherwise provided in the Award agreement:

               (a) If, prior to the date that such option or any portion thereof shall first become exercisable or restricted stock shall first vest, the participant's Employment shall be terminated for any reason, with or without Cause, including by the voluntary act, death, Disability, or retirement of the participant, the participant's right to exercise the option or any portion thereof shall terminate and all rights thereunder shall cease and the participant's right to any unvested restricted stock shall terminate and all rights thereunder shall cease;

               (b) If, on or after the date that such option or any portion thereof shall first become exercisable or restricted stock shall first vest, a participant's Employment shall be terminated by the Company for Cause, the participant's right to exercise the option or any portions thereof shall terminate and all rights thereunder shall cease and the participant's right to any unvested restricted stock shall terminate and all rights thereunder shall cease;

               (c) If, on or after the date that such option shall first become exercisable, a participant's Employment shall be terminated due to death or Disability, the participant or the executor or administrator of the estate of the participant or the person or persons to whom the option shall have been transferred by will or by the laws of descent and distribution (as the case may be), shall have the right, prior to the earlier of (i) the expiration of the option or (ii) one year from the date of the participant's death or termination due to such Disability, to exercise the option to the extent that it was exercisable and unexercised on the date of death or Disability, subject to any other limitation on the exercise of the option in effect on the date of exercise, and any unvested restricted stock shall terminate and all rights thereunder shall cease; and

               (d) If, on or after the date that such option shall first become exercisable or restricted stock shall first vest, a participant's Employment shall be terminated for any reason other than for Cause or due to the participant's death or Disability, the participant shall have the right, prior to the earlier of (i) the expiration of the option or (ii) three months after such termination of Employment, to exercise the option to the extent that it was exercisable and is unexercised on the date of such termination of Employment, subject to any other limitation on the exercise of the option in effect on the date of exercise, and any unvested restricted stock shall terminate and all rights thereunder shall cease.

The provisions of the preceding clauses (c) and (d) shall not apply to the extent that the shares subject to the option or the restricted stock are subject to forfeiture or repurchase by the Company as a result of the termination of the participant's employment.

         12.   Adjustments.

               (a) In the event that the Compensation Committee shall determine that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the Common Stock such that an adjustment is determined by the Compensation Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Compensation Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of shares of Common Stock which thereafter may be made the subject of Awards, (ii) the number and type of shares of Common Stock subject to outstanding options, and (iii) the exercise price with respect to any option, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding option; provided, however, in each case, that with respect to Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422 of the Code or any successor provision thereto; and provided further, however, that the number of shares of Common Stock subject to any Award shall always be a whole number.

               (b) In the event of a Change in Control, unless otherwise determined by the Compensation Committee, all outstanding options under the Plan immediately shall become exercisable in full and all restricted stock shall immediately vest, regardless, of any installment provision applicable to such option or such restricted stock.

         13.   Rights Prior to Issuance of Shares.

         No participant shall have any rights as a shareholder with respect to any shares covered by an option grant until the issuance of a stock certificate to the participant for such shares. No adjustment shall be made for dividends or other rights with respect to such shares for which the record date is prior to the date such certificate is issued.

         14.   Termination and Amendment.

               (a) The Board may terminate the Plan, or the granting of Awards, at any time. No Awards shall be granted under the Amended and Restated 1997 Stock Option Plan after the tenth (10th) anniversary of the date of the adoption of this Plan by the Board. Termination of the Plan shall not affect the rights of the holders of any Awards previously granted.

               (b) The Board may amend or modify the Plan at any time and from time to time. No amendment, modification, or termination of the Plan shall in any manner affect any then outstanding Award under the Plan without the consent of the participant holding such Award.

         15.   Effect On Employment.

         Neither the adoption of the Plan nor the granting of any Award pursuant to it shall be deemed to create any right in any individual to be retained as an Employee.

         16.   Compliance with Securities, Tax and Other Laws.

         Notwithstanding anything contained herein to the contrary, the Company's obligation to sell and deliver Common Stock pursuant to the exercise of an option is subject to such compliance with federal and state laws, rules and regulations applying to the authorization, issuance or sale of securities or such other laws or regulations as the Company deems necessary or advisable. As a condition to the delivery of any Common Stock pursuant to the exercise of an option, the Company may require a participant, or any person acquiring the rights with respect to such option, to make any representation or warranty that the Company deems to be necessary under any applicable securities, tax, or other law or regulation.

         17.   Certain Definitions.

         "Award" shall constitute a stock option or an award of restricted stock.

         "Board" means the Board of Directors of- the Company.

         "Cause" with -respect to any participant has the meaning set forth in the participant's written employment agreement with the Company, or if no such agreement exists or if "Cause" is not defined in such agreement, then "Cause" means (i) the participant's conviction (including a plea of nolo contenders) of a felony or any other crime involving moral turpitude, unethical business conduct, or dishonesty involving the Company or persons having business dealings with the Company, or (ii) any dishonest or unethical conduct by the participant which in the judgment of a majority of the Board (with the participant not voting) may reasonably be expected to materially adversely affect the Company's business, or (iii) the participant's inability, for any reason, to fully perform the participant's normal employment duties for a period of ninety (90) consecutive calendar days or for a total of thirty (30) business days in any six
(6) month period, or such other reason as constitutes "cause" under the common law of Missouri as then in effect.

         "Change in Control" means (i) a merger or consolidation of the Company with or into any other entity unless after such event at least a majority of the voting power of the surviving or resulting entity is beneficially owned by persons who beneficially own a majority of the voting power of the Company immediately prior to such event, or (ii) the sale of all or substantially all the assets of the Company, or (iii) the dissolution of the Company, or (iv) a change in the identity of a majority of the members of the Company's Board of Directors within any twelve-month period, which change or changes are not recommended by the incumbent directors determined immediately prior to any such change or changes.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Common Stock" means the common stock of the Company, par value $0.01 per share.

         "Company" means Young Innovations, Inc., a Missouri corporation.

         "Compensation Committee" means the Compensation Committee of the Board, or with respect to any time when there is no such committee, the Board.

         "Disabled" or "Disability" means permanently disabled as defined in
Section 22(e)(3) of the Code.

         "Employee" means an individual with an "employment relationship" with the Company, or any Parent or Subsidiary, as defined in Regulation 1.421-7(h) promulgated under the Code, and shall include, without limitation, employees who are directors of the Company, or any Parent or Subsidiary.

         "Employment" means the state of being an Employee.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Fair Market Value" means the average of the high and low sale prices, or the average of the closing bid and asked prices, as the case may be, per share of the Common Stock reported in the Wall Street Journal for the last preceding day on which the Common Stock was traded prior to the date with respect to which Fair Market Value is to be determined, as determined by the Compensation Committee in its sole discretion.

         "Incentive Stock Option" means an option intended to meet the requirements of Section 422 of the Code.

         "Non-Employee Director" has the meaning set forth in Rule 16b-3.

         "Nonqualified Stock Option" means an option granted under the Plan other than an incentive Stock Option.

         "Parent" means any "parent corporation" of the Company as defined in
Section 424(e) of the Code.

         "Plan" means this Amended and Restated Stock Option Plan.

         "Representatives" means one or more directors, officers or managers of the Company, or a committee of such directors, officers or managers, to whom the Compensation Committee has delegated any of its authority to act under the Plan.

         "Rule 16b-3" means Securities and Exchange Commission Rule 16b-3 promulgated under the Exchange Act.

         "Subsidiary" means any subsidiary corporation of the Company as defined in Section 424(e) of the Code.

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                                                      YOUNG INNOVATIONS, INC.
                                    PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS - MAY 15, 2001
                                    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder of YOUNG INNOVATIONS, INC., a Missouri corporation (the "Company"), hereby constitutes and appoints
George E. Richmond and Arthur L. Herbst, Jr., and each of them, his Attorneys and Proxies (with full power of substitution in each), and authorizes them to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held on May 15, 2001, at
10:00 A.M. and at any adjournment thereof, and to vote the common stock of the Company held by the undersigned as designated below on proposals 1, 2 and 3, and in their discretion on all other matters coming before the Meeting.

     This proxy when properly executed will be voted in the manner directed by the shareholder, but if no direction is made, this
Proxy will be voted FOR proposals 1, 2 and 3.

1.   ELECTION OF DIRECTORS:
     / / FOR all nominees listed (except as marked below)                       / / WITHHOLD AUTHORITY
                                                                                    to vote for nominees listed below,

               George E. Richmond, Alfred E. Brennan, Arthur L. Herbst, Jr., Richard G. Richmond, Richard P. Conerly,
                                   Craig E. LaBarge, Connie H. Drisko, James R. O'Brien and Brian F. Bremer
(INSTRUCTION: To withhold authority to vote for any individual nominee(s), print such nominee's(s) Name(s) in the space provided below).

-----------------------------------------------------------------------------------------------------------------------------------

2.   TO RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS FOR THE COMPANY:

          / /  FOR                 / /  AGAINST                  / / ABSTAIN

3.   TO APPROVE THE COMPANY'S AMENDED AND RESTATED 1997 STOCK OPTION PLAN:

          / /  FOR                 / /  AGAINST                  / / ABSTAIN

-------------------------------------------------------------------------------

PLEASE MARK (ON REVERSE SIDE), SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, trustee or other representative capacity, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer.

The signer hereby revokes all proxies heretofore given to vote at said meeting or any adjournment thereof.



                                         ---------------------------------------
                                                Signature of Shareholder



                                         ---------------------------------------
                                                Signature of Shareholder


                                         DATED:                          , 2001.
                                               --------------------------